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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported)
                               September 21, 2001
                               ------------------




                              IVC INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                         0-23624              22-1567481
                       ----------------------------------
          (Commission file number) (IRS employer identification number)

                 500 Halls Mill Road, Freehold, New Jersey 07728
                 -----------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (732) 308-3000
                                 --------------




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EXPLANATORY NOTE:

This Amendment No. 1 to our Report on Form 8-K dated September 24, 2001, is filed solely to amend the facing page to correctly reflect that the "Date of Report" is September 21, 2001 rather then May 21, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IVC INDUSTRIES, INC.




                                            By: /s/ E. Joseph Edell
                                                -----------------------
                                                    E. Joseph Edell
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Date:  October 17, 2001


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